UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2018
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CURO GROUP HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-38315	90-0934597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of principal executive offices)		(Zip Code)

(316)425-1410
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 Results of Operations and Financial Condition

On April 26, 2018, CURO Group Holdings Corp. (the “Company”) issued a press release announcing its' financial results for the quarter ended March 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report, including the exhibits hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On April 24, 2018, the Company held its 2018 annual meeting of stockholders (the “Annual Meeting”), at which the stockholders approved two proposals. The proposals voted upon at the Annual Meeting and the final results of the stockholder vote on each proposal were as follows:

(a) Election of Directors - Terms Expiring in 2021

The stockholders elected two candidates nominated by the Board of Directors to serve as directors for three-year terms expiring at the annual meeting of stockholders to be held in 2021 or until their respective successors, if any, have been elected and are qualified, or their respective death, resignation, retirement, disqualification or removal from office. The following sets forth the results of the voting with respect to each candidate:

Nominee	For	Withheld
Don Gayhardt	41,568,529	1,924,712
Mike McKnight	41,542,343	1,950,898

(b) Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the Audit Committee’s appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions
45,206,342	2,478	67,551

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	News Release, dated April 26, 2018, announcing the Company's financial results for its quarter ended March 31, 2018.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of April, 2018.

CURO Group Holdings Corp.
By: /s/ Roger Dean______
Roger Dean
Executive Vice President and Chief Financial Officer